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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 10, 2006

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

         Delaware                 333-127233                 13-3416059
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       (State or other            (Commission               (IRS Employer
       jurisdiction of            File Number)           Identification No.)
       incorporation)

                 250 Vesey Street
        4 World Financial Center 28th Floor
                New York, New York                                   10080
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     (Address of principal executive offices)                       Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

      On January 26, 2006, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-SL1, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 18, 2006, as supplemented by the prospectus supplement dated January 24, 2006 (collectively, the "Prospectus").

      The Certificates consist of the following classes: Class A, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class C, Class P and Class R.

      The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: February 10, 2006

                                          By: /s/ Matthew Whalen
                                              ----------------------------------
                                              Name: Matthew Whalen
                                              Title: President

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ITEM 9.01. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.     Description
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4.1             Pooling and Servicing Agreement among Merrill Lynch
                Mortgage Investors, Inc., as depositor, Wilshire
                Credit Corporation, as servicer and Lasalle Bank
                National Association, as trustee dated as of January
                1, 2006, for Merrill Lynch Mortgage Investors Trust
                Mortgage Loan Asset-Backed Certificates, Series
                2006-SL1.

99.1 Mortgage Loan Sale and Assignment Agreement between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser, dated as of January 1, 2006, for Merrill Lynch Mortgage Investors Trust Mortgage Loan
                Asset-Backed Certificates, Series 2006-SL1

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                                INDEX TO EXHIBITS

Exhibit No.                            Description
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4.1             Pooling and Servicing Agreement among Merrill Lynch Mortgage
                Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer and Lasalle Bank National Association, as trustee, dated as of January 1, 2006, for Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-SL1.

99.1 Mortgage Loan Sale and Assignment Agreement between Merrill Lynch Mortgage Lending, Inc., as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser, dated as of January 1, 2006, for Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-SL1